Exhibit 10.1

THIRD CONSENT AND WAIVER AGREEMENT

This Third Consent and Waiver Agreement (“Agreement”) is made and entered into as of September 23, 2011, by and among The Brainy Brands Company, Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (“Subscribers”).  Capitalized terms used but not defined herein will have the meanings assigned to them in the Subscription Agreement (as defined below).

WHEREAS, the Company and Subscribers entered into Subscription Agreements dated as of November 24, 2010 (“November Offering”),  April 18, 2011 (“April Offering”) and August 11, 2011 (“August Offering”) (each a “Subscription Agreement”); and

WHEREAS, pursuant to the Subscription Agreements, the Company issued to the Subscribers secured convertible promissory notes (“Notes”) and Warrants (the “Warrants”); and

WHEREAS, the August Offering contemplated the sale of up to $2,400,000 of principal amount of secured promissory Notes and Warrants in three tranches, the first of which occurred August 11, 2011 (“Initial Closing of August Offering”); and

WHEREAS, in connection with the Second Closing of the August Offering, the Conversion Price of the Notes is to be reduced to $0.20 and the Purchase Price for each Warrant Share is to be $0.20; and

WHEREAS, Schedule 9(e) to the August Offering Subscription Agreement is to be amended to set forth the Use of Proceeds of the proceeds of the Second Closing of the August Offering in the form annexed hereto as Exhibit A; and

WHEREAS, Schedule 12(a) to the November Offering, April Offering and August Offering Subscription Agreement is to be modified to increase from 7,500,000 to 15,000,000, the amount of shares of Common Stock to be issuable pursuant to the Plan, and restated in the form annexed hereto as Exhibit B; and

WHEREAS, the Subscription Agreements and Transaction Documents (as defined in the Subscription Agreement for the November Offering, April Offering and August Offering) permit a Majority in Interest representing 75% of the outstanding Principal Amount of the Notes on the date the consent is obtained to consent to or waive on behalf of all holders of the Notes any provision or term of the Transaction Documents or to take any action under the Transaction Documents; and

WHEREAS, the Subscribers wish to: (i) consent to the reduction of the Conversion Price of the Notes issued and issuable in the November Offering, April Offering and August Offering to $0.20 per Conversion Share, (ii) the reduction of the Purchase Price per Warrant Share issued and issuable in the November Offering, April Offering and August Offering to $0.20, (iii) the amendment and restatement of Schedule 1, Schedule 9(e), and Schedule 12(a) to the August Offering Subscription Agreement in the forms annexed hereto as Exhibits A, B and C, (iv) consent to the addition of the additional Subscribers identified on  Exhibit A and the signature pages hereto, and (v) consent to the other terms of this Agreement.

NOW, THEREFORE, the Company and the Subscribers hereby agree as follows:

1.           Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreements shall have the meanings given to such terms in the Subscription Agreements.

2.           (a)           Reset.  The Company and the Subscribers acknowledge and agree that as a result of the Second Closing of the August Offering, the Subscribers to the November Offering, April Offering and Initial Closing of the August Offering are entitled to and are hereby granted anti-dilution protection and a reset of the Conversion Price of their Notes and Purchase Price of their Warrants to $0.20, subject to further reduction as described in the Transaction Documents.  The Majority in Interest knowingly waive the application of the last sentence of Section 3.3 of each of the Warrants issued in connection with the November Offering and April Offering, one time only, with respect to the amount of Warrant Shares that may be purchased upon full exercise of each of such Warrants so that the amount of Warrant Shares for which the Warrants may be exercised immediately following the execution of this Agreement is the same as immediately preceding the execution of this Agreement.  The foregoing waiver applies only with respect to the reduced Warrant Purchase Price described in this Section 2(a).

(b)           Security.   The undersigned consent to the amendment of all Schedules and Exhibits to the Transaction Documents, including but not limited to Schedule 1 to the August Offering Subscription Agreement to reflect the amended amount of Principal Amount of Notes to be acquired by the Subscribers thereon in connection with the Second Closing to the August Offering as set forth on Exhibit A hereto, Schedule 9(e) to the August Offering Subscription Agreement to set forth the Use of Proceeds of the proceeds of the Second Closing of the August Offering in the form annexed hereto as Exhibit B, Schedule 12(a) to the November Offering, April Offering and August Offering Subscription Agreement to increase from 7,500,000 to 15,000,000, the amount of shares of Common Stock to be issuable pursuant to the Plan, in the form annexed hereto as Exhibit C, and  the Schedule to the Security Agreement to include the subscribers to the Second Closing of the August Offering as Secured Parties pari-passu with the Subscribers and authorize the Collateral Agent to make additional filings at the discretion of the Collateral Agent to memorialize the security interest to be granted to the subscribers to the Second Closing of the August Offering.

3.           Increase Authorized Shares.  The Company covenants to use its best efforts to obtain an increase in the amount of authorized Common Stock (the “Increase”) to 500,000,000 shares, not later than December 1, 2011.  Failure to effectuate the Increase on or before December 1, 2011 is an Event of Default under the Notes.

4.           Additional Subscribers.  The additional Subscribers identified on Exhibit A and the signature pages hereto (the “New Subscribers”) are hereby added as Subscribers under the August Offering Subscription Agreement. Without limiting the generality of the foregoing, the Subscribers hereby consent to the addition of the New Subscribers as parties to the August Offering Subscription Agreement  and Transaction Documents, and the New Subscribers hereby (i) enter into each of the Transaction Documents under the August 2011 Subscription Agreement to which the Subscribers are a party, and (ii) make the representation and warranties made by the Subscribers under the August Offering Subscription Agreement.

5.           Full Force and Effect.   Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscribers, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Subscribers may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  Except as set forth herein, the Subscribers reserve all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Subscribers may be parties to, at law or otherwise.  This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Subscribers may be parties to.  This Agreement shall be included in the definition of the Transaction Documents.

6.           Holding Period.  The Company acknowledges and agrees that the holding period of the Securities issued pursuant to the Transaction Documents for purposes of Rule 144 under the Securities Act of 1933 remains unaffected by the terms and transactions described in this Agreement, and is not reset or restarted in any way as a result of the terms and transactions described in this Agreement.

7.           Agreement.  Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

8.           Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered electronically, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

9.           Governing Law.  This Agreement will be governed by and interpreted in the same manner as the Transaction Documents.

10.           Amendments.  This Agreement and any term hereof may be changed, waived, discharged or terminated in the same manner as the Transaction Documents.

11.           Severability.   The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

[Signature page to follow]

IN WITNESS WHEREOF, the Company and the undersigned have caused this Agreement to be executed as of the date first written above.

THE BRAINY BRANDS COMPANY INC.
the “Company”

By:	/s/ John Benfield

“NEW SUBSCRIBERS”

FLM HOLDINGS LLC	EDWARD KARR

By: /s/ Samuel DelPresto	/s/ Edward Karr
Name: Samuel DelPresto
Title: Managing Member

BRILLIANT SINO INVESTMENT LIMITED

By: /s/ Andrew Lee
Name: Andrew Lee
Title: Director

IN WITNESS WHEREOF, the Company and the undersigned have caused this Agreement to be executed as of the date first written above.

THE BRAINY BRANDS COMPANY INC.
the “Company”

By:	/s/ John Benfield

“SUBSCRIBERS”

ALPHA CAPITAL ANSTALT	WHALEHAVEN CAPITAL FUND LIMITED

By: /s/ Konrad Ackerman	By: /s/ Vadim Mats
Name: Konrad Ackerman	Name: Vadim Mats
Title: Director	Title: CFO
Principal Amount of Notes held: $500,000 (11/24/10)	Principal Amount of Notes held: $500,000 (11/24/10)
Principal Amount of Notes held: $137,500 (4/18/11)	Principal Amount of Notes held: $125,000 (4/18/11)
Principal Amount of Notes held: $137,500 (5/20/11)	Principal Amount of Notes held: $125,000 (5/20/11)
Principal Amount of Notes held: $72,800 (8/11/11)	Principal Amount of Notes held: $65,000 (8/11/11)

FLM HOLDINGS LLC	FJD HOLDINGS LLC

By: /s/ Samuel DelPresto	By: /s/ Frank D’Agostino Jr.
Name: Samuel DelPresto	Name: Frank D’Agostino Jr.
Title: Managing Member	Title: Managing Member
Principal Amount of Notes held: $206,488.89 (11/24/10)	Principal Amount of Notes held: $250,000 (11/24/10)
Principal Amount of Notes held: $150,000 (4/18/11)
Principal Amount of Notes held: $150,000 (5/20/11)

BRILLIANT SINO INVESTMENT LIMITED

By: /s/ Andrew Lee
Name: Andrew Lee
Title: Director
Principal Amount of Notes held: $300,000 (5/5/11)

BRIO CAPITAL L.P.	EDWARD KARR

By: /s/ Shaye Hirsch	/s/ Edward Karr
Name: Shaye Hirsch	Principal Amount of Notes held: $100,000 (11/24/10)
Title: Managing Partner
Principal Amount of Notes held: $150,000 (11/24/10)
Principal Amount of Notes held: $37,500 (4/18/11)
Principal Amount of Notes held: $37,500 (5/20/11)
Principal Amount of Notes held: $20,800 (8/11/11)

ADVENTURE VENTURES LLC	OSHER CAPITAL PARTNERS LLC

By: /s/ Ari Kluger	By: /s/ Ari Kluger
Name:	Name:
Title:	Title:
Principal Amount of Notes held: $125,000 (11/24/10)	Principal Amount of Notes held: $125,000 (11/24/10)
Principal Amount of Notes held: $36,400 (8/11/11)	Principal Amount of Notes held: $62,500 (4/18/11)
Principal Amount of Notes held: $62,500 (5/20/11)

MAIELLA INVESTMENT HOLDINGS LLC	BRISTOL INVESTMENT FUND, LTD.

By: /s/ Gerard Adams	By: /s/Paul Kessler
Name: Gerard Adams	Name: Paul Kessler
Title: Principal	Title: Director
Principal Amount of Notes held: $150,000 (11/24/10)	Principal Amount of Notes held: $280,000 (11/24/10)
Principal Amount of Notes held: $50,000 (4/18/11)
Principal Amount of Notes held: $50,000 (5/20/11)
Principal Amount of Notes held: $25,000 (8/11/11)

BRISTOL CAPITAL ADISORS	BRISTOL CAPITAL, LLC
PROFIT SHARING PLAN

By: /s/ Paul Kessler	By: /s/ Paul Kessler
Name: Paul Kessler	Name: Paul Kessler
Title: Director	Title: Director
Principal Amount of Notes held: $40,000 (11/24/10)	Principal Amount of Notes held: $80,000 (11/24/10)
Principal Amount of Notes held: $50,000 (4/18/11)
Principal Amount of Notes held: $50,000 (5/20/11)

WHALEHAVEN OPPORTUNITIES FUND L.P.	AMPERSAND MANAGEMENT AS TRUSTEE
OF THE MUNT TRUST

By: /s/ Vadim Mats	By: /s/ Jean Paul Le Coeq/[illegible]
Name:Vadim Mats	Name: Jean Paul Le Coeq/[illegible]
Title: CFO	Title: Authorized Signatories
Principal Amount of Notes held: $25,000 (4/18/11)	Principal Amount of Notes held: $25,000 (4/18/11)
Principal Amount of Notes held: $25,000 (5/20/11)	principal Amount of Notes held: $25,000 (5/20/11)

CANYONS TRUST	PARK INVESTMENT HOLDINGS, LLC

By: /s/ James F. Heekin	By: /s/ Steven Spiegel
Name: James F. Heekin	Name: Steven Spiegel
Title: Trustee	Title:
Principal Amount of Notes held: $50,000 (4/18/11)	Principal Amount of Notes held: $37,500 (4/18/11)
Principal Amount of Notes held: $50,000 (5/20/11)	principal Amount of Notes held: $37,500 (5/20/11)

“Escrow Agent”

GRUSHKO & MITTMAN, P.C.

By: /s/ Grushko & Mittman, P.C.
Name:
Title:

The Company represents and acknowledges that the Subscribers whose signatures are appended to this Agreement constitute a Majority in Interest.

THE BRAINY BRANDS COMPANY INC. the “Company”

By:	/s/ John Benfield

Exhibit A

SCHEDULE 1

SUBSCRIBER AND ADDRESS	INITIAL CLOSING PRINCIPAL AMOUNT AND PURCHASE PRICE	SECOND CLOSING PRINCIPAL AMOUNT AND PURCHASE PRICE
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	$72,800.00	$75,000.00
WHALEHAVEN CAPITAL FUND LIMITED 560 Sylvan Avenue Englewood Cliffs, N.J. 07632 Fax: (201) 586-0258	$65,000.00	$25,000.00
BRISTOL INVESTMENT FUND, LTD. c/o Bristol Capital Advisors, LLC 6353 W. Sunset Blvd., Suite 4006 Hollywood, CA 90028 Attn: Amy Wang, Esq. Fax: (323) 960-3805	$25,000.00	$25,000.00
ADVENTURE VENTURES LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244	$36,400.00	-0-
BRIO CAPITAL L.P. 401 E. 34th Street – Suite South 33C New York, NY 10016 Attn: Shaye Hirsch Fax: (646) 390-2158	$20,800.00	$10,000.00
TOTALS	$220,000.00	$135,000.00

New Subscribers:
Exhibit B

NEW SUBSCRIBER AND ADDRESS	SECOND CLOSING PRINCIPAL AMOUNT AND PURCHASE PRICE
FLM HOLDINGS LLC 8 Hop Brook Lane Holmdel, New Jersey 07733	$25,000.00
EDWARD KARR Rampartners SA 19 Blvd., Georges-Favon Geneva, Switzerland 1204 Fax: +41-22-310-8605	$10,000.00
BRILLIAN SINO INVESTMENT LIMITED P.O. Box 957 Offshore Incorporations Centre Road Town, Tortola, British Virgin Islands	$10,000.00
TOTAL	$45,000.00

Schedule 9(e)

Use of Proceeds for Second Closing

Based on $250,000 in net proceeds:

$125,000 for infomercial development
$125,000 for operations

Based on $205,000 in net proceeds:

$100,000 for infomercial development
$105,000 for operations

Exhibit C

Schedule 12(a)

Excepted Issuances

Schedule 12(a) - Excepted Issuances

The Company expects to adopt a Incentive Stock Plan (the “Plan”) pursuant to which it will be able to issue a total of 15,000,000 (post forward split) options and/or shares of common stock to its officers, directors, and consultants.   The Plan will allow the Company to issue qualified and non-qualified stock options and as well as common stock.   No option will be exercisable for more then ten years from when it is issued. The Plan shall terminate on the sooner of when the options or shares available for issuance have been issued or ten years from when it was adopted by the Company’s Board.   The exercise price for options issued pursuant to the Plan shall be the Fair Market Value of the Company’s common stock on the date of the grant, but not less than the closing price of the Common Stock as reported for the Principal Market for the date of the grant, subject to any applicable rules and regulations.

Securities to be issued in connection with the acquisition of Giddy Gander, LLC.

Stock grants to Dennis Fedoruk of an aggregate of 5,600,000 shares of common stock in accordance with the employment agreement between Mr. Fedoruk and the Company, which agreement was filed as an exhibit to the Current Report on Form 8-K which was filed by the Company with the Securities and Exchange Commission on November 24, 2010.